UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 19, 2010

NORTHEAST UTILITIES

(Exact name of registrant as specified in its charter)

Massachusetts	001-5324	04-2147929
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Federal Street, Building 111-4 Springfield, Massachusetts	01105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 665-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

o

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5

Corporate Governance and Management

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

 On January 19, 2010, James F. Cordes advised Northeast Utilities (“NU”) that he plans to retire from the NU Board of Trustees at the end of his current term on May 11, 2010.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHEAST UTILITIES

(Registrant)

January 21, 2010

By:

/s/ RANDY A. SHOOP

Randy A. Shoop

Vice President and Treasurer

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